SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 30, 2008

                             Performing Brands, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     000-50057                       65-1082135
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(State or Other              (Commission                    (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


                4951 Airport Parkway, #660, Addison, Texas  75001
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 818-3862
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                          Registrant's Telephone Number



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          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements to Certain Officers.


          On September 30, 2008, Steve Solomon resigned as a director of the Company to pursue other business ventures.





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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Performing Brands, Inc.

                                   By:    /s/ Stephen C. Ruffini
                                      ------------------------------------------
                                   Name:   Stephen C. Ruffini
                                   Title:  Chief Financial and Operating Officer

Date: October 2, 2008






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